UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The total number of shares of common stock outstanding as of November 1, 2019, was 48,225,070.

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2019, Grand Canyon Education, Inc., a Delaware corporation (the “Company”), its wholly owned subsidiary, Orbis Education Services, LLC, a Delaware limited liability company (“Orbis Education”), as guarantor, and Bank of America, N.A., as administrative agent, entered into a Second Amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement, dated as of October 31, 2019, among the Company, Orbis Education, as guarantor, Bank of American, N.A. as administrative agent, swing line lender and letter of credit issuers, and the other lenders names therein (as amended, the “Credit Agreement”).

The Second amendment (a) increased the revolving commitment under the Credit Agreement by $68.8 million to $150.0 million, while reducing the term loan under the Credit Agreement by the same $68.8 million to $150.6 million; (b) increased the total principal amount that the Company may have outstanding at any one time under its credit agreement with Grand Canyon University in the form of loans to Grand Canyon University to finance capital expenditures by Grand Canyon University from $200.0 million to $300.0 million; and (c) modified certain financial and regulatory covenants to reflect the transactions described above.  The Company elected to repay the $68.8 million revolver balance on November 1, 2019.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the agreement.  A copy of the Second Amendment is filed as Exhibit 10.18 to our Form 10-Q for the period ended September 30, 2019.

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2019, the Company reported its results for the third quarter of 2019.  The press release dated November 6, 2019 is furnished as Exhibit 99.1 to this report.

Item 9.01. Consolidated Financial Statements and Exhibits.

99.1       Press Release dated November 6, 2019

104Cover Page Interactive Date File (imbedded within the XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 6, 2019
104	Cover Page Interactive Date File (imbedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: November 6, 2019	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)